UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2023

BGC Partners, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-28191	13-4063515
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

499 Park Avenue, New York, NY 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 610-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	BGCP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The information required by this Item 1.01 is set forth under Item 8.01 below and is hereby incorporated by reference in response to this Item.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this Item 2.03 is set forth under Item 8.01 below and is hereby incorporated by reference in response to this Item.

Item 8.01.	Other Events.

On May 25, 2023, BGC Partners, Inc. (the “Registrant,” “BGC Partners,” “BGC” or the “Company”) closed an offering of $350.0 million aggregate principal amount of its 8.000% senior notes due 2028 (the “8.000% Notes”). The initial purchasers in the offering were Goldman Sachs & Co. LLC, BofA Securities, Inc., Cantor Fitzgerald & Co., PNC Capital Markets LLC, Regions Securities LLC, Wells Fargo Securities, LLC, Capital One Securities, Inc., Fifth Third Securities, Inc., ICBC Standard Bank Plc, BMO Capital Markets Corp., Santander Investment Securities Inc., UMB Financial Services, Inc., Citizens Capital Markets, Inc., KeyBanc Capital Markets Inc., U.S. Bancorp Investments, Inc., CastleOak Securities, L.P., and Piper Sandler & Co. The Company received net proceeds from the offering of the 8.000% Notes of approximately $346.8 million after deducting the initial purchasers’ discounts and commissions and estimated offering expenses.

The 8.000% Notes were issued pursuant to an Indenture, dated as of September 27, 2019 (the “Base Indenture”), as supplemented by the Third Supplemental Indenture, dated as of May 25, 2023 (the “Third Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and Computershare Trust Company, N.A. as successor to Wells Fargo Bank, National Association, as trustee (the “Trustee”). The 8.000% Notes bear interest at a rate of 8.000% per year, payable in cash on May 25 and November 25 of each year, commencing November 25, 2023. The 8.000% Notes will mature on May 25, 2028. The Company intends to use the net proceeds from the sale of the 8.000% Notes, along with cash on hand and the proceeds of other indebtedness, if any, to repurchase, redeem and/or repay at maturity all $450.0 million outstanding aggregate principal amount of its 5.375% Senior Notes due 2023, including to pay any applicable redemption premium.

The Company may redeem some or all of the 8.000% Notes at any time or from time to time for cash (i) prior to April 25, 2028 at certain “make-whole” redemption prices (as set forth in the Indenture) and (ii) on or after April 25, 2028, at 100% of the principal amount of such notes. If a “Change of Control Triggering Event” (as defined in the Indenture) occurs, holders may require the Company to purchase all or a portion of their 8.000% Notes for cash at a price equal to 101% of the principal amount of the notes to be purchased plus any accrued and unpaid interest to, but excluding, the purchase date.

The 8.000% Notes are general senior unsecured obligations of the Company.

The Indenture contains customary covenants, such as reporting of annual and quarterly financial results, and restrictions on certain mergers and consolidations. The 8.000% Notes and the Indenture do not contain any financial covenants.

The 8.000% Notes and the Indenture contain customary events of default, including failure to pay principal or interest, breach of covenants, cross-acceleration to other debt in excess of $100 million and bankruptcy events, all subject to terms, including notice and cure periods, set forth in the Indenture.

The 8.000% Notes were offered and sold only to qualified institutional buyers (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) and to non-U.S. persons (as defined in Regulation S under the Securities Act) pursuant to Regulation S. The notes have not been registered under the Securities Act or any other securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The Company has entered into a Registration Rights Agreement, dated as of May 25, 2023 (the “Registration Rights Agreement”), pursuant to which the Company is obligated to file a registration statement with the Securities and Exchange Commission with respect to an offer to exchange the 8.000% Notes for a new issue of notes registered under the Securities Act and to complete such exchange offer prior to 365 days after May 25, 2023. In certain circumstances, the Company may be required to file a shelf registration statement covering resales of the 8.000% Notes.

The foregoing descriptions of the Indenture, the 8.000% Notes and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Base Indenture, the Third Supplemental Indenture, the form of the 8.000% Notes and the Registration Rights Agreement, which are filed as Exhibits 4.1, 4.2, 4.3 and 10.1, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

A copy of the Company’s press release announcing the closing of the offering is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Discussion of Forward-Looking Statements About BGC Partners

Statements in this report and in the attached press release regarding BGC that are not historical facts are “forward-looking statements” that involve risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements. These include statements about the effects of the COVID-19 pandemic on the Company’s business, results, financial position, liquidity and outlook, which may constitute forward-looking statements and are subject to the risk that the actual impact may differ, possibly materially, from what is currently expected. Except as required by law, BGC undertakes no obligation to update any forward-looking statements. For a discussion of additional risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see BGC’s Securities and Exchange Commission filings, including, but not limited to, the risk factors and Special Note on Forward-Looking Information set forth in these filings and any updates to such risk factors and Special Note on Forward-Looking Information contained in subsequent reports on Form 10-K, Form 10-Q or Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The exhibit index set forth below is incorporated by reference in response to this Item 9.01.

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated as of September 27, 2019, between BGC Partners, Inc. and Computershare Trust Company, N.A. as successor to Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on September 30, 2019)

4.2	Third Supplemental Indenture, dated as of May 25, 2023, between BGC Partners, Inc. and Computershare Trust Company, N.A. as successor to Wells Fargo Bank, National Association, as trustee

4.3	Form of BGC Partners, Inc. 8.000% Senior Notes due 2028 (included in Exhibit 4.2)

10.1	Registration Rights Agreement, dated as of May 25, 2023, between BGC Partners, Inc. and the parties named therein

99.1	BGC Partners, Inc. press release dated May 25, 2023

104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

BGC Partners, Inc.

Date: May 25, 2023	By:	/S/ HOWARD W. LUTNICK
	Name:	Howard W. Lutnick
	Title:	Chairman and Chief Executive Officer

[Signature Page to Form 8-K, dated May 25, 2023, regarding entry into Third Supplemental Indenture, and press release announcing the closing of the Company’s senior notes offering.]